Accrued Liabilities	12 Months Ended
Dec. 31, 2016
Accrued Liabilities, Current [Abstract]
Accrued Liabilities

Note 9. Accrued Liabilities

The components of the Company’s accrued liabilities at December 31, 2016 and 2015 were as follows:

	2016	2015
Employee-related liabilities	$54.0	$40.6
Customer-related liabilities	19.3	19.0
Accrued interest payable	6.2	—
Restructuring liabilities	3.7	3.6
Accrued fixed assets	—	4.1
Other	17.5	8.1

Total accrued liabilities	$100.7	$75.4

Employee-related liabilities consist primarily of sales commission, payroll, incentive compensation and employee benefit accruals. Customer-related liabilities consist primarily of deferred revenue and progress billings and volume discount accruals. Other accrued liabilities include miscellaneous operating accruals and income and other tax liabilities.